UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): June 14, 2004

   Winnebago Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

IOWA (State of Incorporation)	001-06403 (Commission File Number)	42-0802678 (IRS Employer Identification No.)

P.O. BOX 152 Forest City, Iowa 50436 (Address of Principal Executive Offices) (Zip Code) Registrant’s telephone number, including area code: 641-585-3535

ITEM 5.    Other Events

        Winnebago Industries, Inc. (Winnebago) is filing herewith a press release issued on June 14, 2004, as Exhibit 99.1 which is included herein. The press release was issued to report that Winnebago anticipates announcing third quarter of fiscal 2004 earnings on June 17, 2004. In connection with the announcement, Winnebago will host a conference call on June 17, 2004 at 10:00 a.m. Eastern time. Details regarding the conference call are contained in the press release included herein.

ITEM 7.    Financial Statements and Exhibits

        The following exhibits are included herein:

        Ex. 99.1   Press Release

SIGNATURES

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June 14, 2004

By:	/s/ Bruce D. Hertzke

Name:	Bruce D. Hertzke
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Winnebago Industries, Inc. dated June 14, 2004.